                            DATED 2nd December, 1977





                           MR AND MRS. A. B. ROBERTSON


                                       to


                              ROBERTSON ENGINEERING
                                 (THAME) LIMITED




                                    L E A S E

                                       of


                        Plot 5B Thame Industrial Estate,
                                  Thame, Oxon.







Lightfoot and Lowndes
Thame, Oxon.

                  This LEASE is made the Second day of December One thousand nine hundred and seventy seven BETWEEN ALAN BRECK ROBERTSON and MAVIS ROBERTSON both of 169 Aston Clinton Road Aylesbury in the County of Buckingham (hereinafter called the "Lessors") of the first part and ROBERTSON ENGINEERING (THAME) LIMITED whose Registered Office is situate at Lupton Road Thame in the County of Oxford (hereinafter called "the Lessee") of the second part and MALCOLM JAMES McLEAN of 10 Rectory Meadow Chinnor in the County of Oxford (hereinafter called "the Surety") of the third part W I T N E S S E T H as follows:

                  1. IN consideration of the rent hereby reserved and of the covenants on the part of the Lessee hereinafter contained the Lessors hereby demise unto the Lessee ALL THAT the factory Together With the Ladies' and Gentlemens' toilets and office therein being Plot 5B on the Thame Industrial Estate Thame in the County of Oxford ALL WHICH said premises are for the purpose of identification only shown on the plan annexed hereto and thereon edged red including (but without derogating from the generality of the foregoing and the demise hereby made) all Landlords' fixtures and fittings therein or thereon including all light and single phase power wiring and heating installations now installed (which said premises and fixtures and fittings are hereinafter called "the demised premises") Together With a right of way in common with the Lessors and all other persons entitled thereto on foot and with or without vehicles at all times and for all purposes connected with the use of the demised premises over and along the strip of land seven feet six inches in width shown coloured green on the said plan TO HOLD the demised premises unto the Lessee from the Second day of December One thousand nine hundred and seventy seven for a term of twenty

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years (hereinafter called "the said term") yielding and paying therefor unto the
Lessors throughout the said term the yearly rent of Six thousand one hundred and sixty pounds or such greater amount as shall be determined in accordance with the provisions of Clause 5 hereof and so in proportion for any less part of a year such rent to be paid without any deduction by equal quarterly payments in advance on the usual four quarter days in every year the first of such payments being apportioned from the 2nd day of December One thousand nine hundred and seventy seven to the Twenty-fifth day of December One thousand nine hundred and seventy seven to be made on the signing hereof.

                  2. THE Lessee hereby covenants with the Lessors in manner following that is to say:

                           (1) The Lessee will pay the yearly rent hereinbefore
reserved and made payable at the times and in the manner at and in which the same is hereby reserved and made payable without any deduction

                           (2) The Lessee will not do or suffer to be done
anything on the demised premises which may render any increased or extra premium payable for the insurance of the demised premises or the said building or any neighbouring property of the Lessors against fire or which may make void or voidable any policy of such insurance and will reimburse the Lessors forthwith on demand any increased or extra premium which may be payable in respect of the demised premises or the said building or any such neighbouring property by reason of any such thing and forthwith on demand from the Lessors or their insurers cease from doing or suffering to be done that thing which has caused an increased or extra premium to become payable

                           (3) The Lessee will from time to time and at all
times during the said term pay and discharge all rates taxes duties charges assessments impositions outgoings and obligations whatsoever whether parliamentary parochial municipal local or of any other description which are now or may at any time hereafter be assessed charged or imposed upon the demised premises or any part thereof whether alone or together with any other part of the said building or upon the owner or occupier in respect thereof and where any of these are for any reason paid by the Lessors the Lessee will on demand and from time to time repay to the Lessors the amount so paid

                           (4) The Lessee will pay upon demand the cost of
insuring the premises in accordance with Clause 3 hereof

                           (5) The Lessee will in the fifth year and in every
subsequent fifth year of the said term and also in the last year thereof however the same may be determined burn off and paint in a proper and workmanlike manner all outside parts of the demised premises and all additions thereto and all outbuildings and fences thereof of any nature whatsoever usually painted with three coats of best oil and white lead paint or such other type of paint as the Lessors shall previously approve and with every such outside painting will polish all outside parts of the woodwork previously polished and treat with wood preservative all outside parts previously or which ought to be so treated and restore point and make good the brickwork outside cement stucco and stonework where necessary and paint distemper and restore to its former condition and appearance all such parts as were previously so treated

                           (6) The Lessee will in the fifth year and in every
subsequent fifth year of the said term and also in the last year thereof however the same may be determined burn off where necessary and paint in a proper and workmanlike manner all the inside wood ironwork and other parts of the demised premises previously and usually painted and all additions thereto with three coats of best oil and white lead paint or such other type of paint as the Lessors shall previously approve and at the same time with every such inside painting will grain varnish paper distemper whitewash polish and colour such other parts of the inside of the demised premises as are usually or have been previously so treated

                           (7) The Lessee will at the Lessee's own cost put and
from time to time and at all times during the said term keep in good and substantial repair and condition and cleanse maintain and amend the whole of the demised premises including but without prejudice to the generality of the foregoing the fixtures and fittings therein and the windows window frames thereof and the walls floors ceilings vaults foundations sewers drains forecourts pavement lights skylights roofs fences passageways and roads and other appurtenances with all necessary reparations cleansing and amendments whatsoever and the demised premises so painted repaired cleansed maintained amended and kept as aforesaid the Lessee will at the expiration or sooner determination of the said term quietly yield up unto the Lessors together with all additions and improvements made thereto in the meantime and all fixtures (except tenant's and trade fixtures) now in or upon the demised premises or which during the said term may be affixed or fastened to or upon the same (excepting such damage by fire or in peacetime by aircraft or articles dropped therefrom) the reinstatement whereof is covered by the insurance referred to in Clause 3(l) hereof

                           (8) The Lessee will at all times during the said term
pay the cost of maintaining the roadway over the land shown coloured green and yellow on the plan annexed hereto and shall indemnify the Lessors in respect of any costs or charges arising in respect thereof

                           (9) The Lessee will permit the Lessors and all
persons authorised by them respectively at all times during the said term during reasonable hours in the daytime (upon previous notice in writing) to enter the demised premises to take inventories of the fixtures and things to be yielded up at the expiration of the term hereby granted and to view the state of repair and condition of the demised premises and of all defects and wants of reparation then and there found and for which the Lessee may be liable under these presents to give or leave on the demised premises notice in writing to the Lessee and the Lessee will within the period of two calendar months after such notice or sooner if requisite repair and make good the same according to such notice and the covenants in that behalf herein contained and in case the Lessee shall make default in so doing it shall be lawful for the workmen and others employed by the Lessors to enter on the demised premises and repair decorate and restore the same and all expenses incurred thereby shall be paid by the Lessee to the Lessors forthwith on demand by the Lessors

                           (10) The Lessee will reimburse the Lessors on demand
all fees charges costs and expenses incurred or suffered by the Lessors arising out of or in connection with or incidental to

                                    (a) Any application or request or proposed
application or request by the Lessee in connection with the demised premises or any of the provisions of this Lease and whether or not the same shall be proceeded with by the Lessee or shall be granted or refused or granted subject to conditions

                                    (b) Any breach of any of the covenants on
the part of the Lessee hereunder and any steps taken in contemplation of or in connection with the preparation and service of a notice under Section 146 or 147 of the Law of Property Act 1925 (as amended) requiring the Lessee to remedy a breach of any of the covenants herein contained notwithstanding forfeiture for such breach shall be avoided otherwise than by relief granted by the Court or

                                    (c) Any steps taken in contemplation of and
in connection with the preparation and service of a schedule of dilapidations during or after the expiry or sooner determination of the said term

                           (11)     (a)     The Lessee will:

                                            (i) not do or suffer or permit to be
done or suffered any act matter or thing on the demised premises or on those parts of the said building and any yards and ways in respect of which the Lessee or others have right or use as aforesaid (hereinafter called "the common parts") which shall or may be illegal immoral noisy noisome noxious dangerous or offensive or a nuisance damage annoyance or inconvenience to the neighbourhood or to any public local or other authorities or to the Lessors or to any tenants or owners or occupiers of the said building or any part thereof or any neighbouring premises or which shall be in any way injurious to the same

                                            (ii) not commit any wilful or
voluntary waste spoil or destruction in or upon the demised premises

                                            (iii) not allow any sale by auction
to be held on the demised premises

                                            (iv) not overload any of the floors
or walls of the demised premises

                                            (v) provide all necessary dustbins
and keep the same in clean sanitary and good condition with the lids firmly on

                                    (b) If the Lessors shall abate any nuisance
which the Lessee is responsible to abate the Lessee will pay all costs charges and expenses incurred in abating such nuisance and executing all such works as may be necessary for abating such nuisance whether or not required in obedience to a notice served by any local or other authority or by any other person entitled to abate a nuisance

                           (12) (a) The Lessee will at the Lessee's own expense
do and execute all such works and things and comply with all such requirements as under or by virtue of any existing or future Act of Parliament statutory instrument bye-law regulation order direction or permission already passed made or granted or hereafter to be passed made or granted (and any conditions attaching thereto) and for the time being in force are or may be directed to be done to the demised premises whether by the owner or occupier thereof and whether directed by any government local sanitary gas electricity or water supply authority or otherwise howsoever including requirements to be complied with in respect of the user from time to time being made of the demised premises or for the benefit of the persons employed in or about the demised premises or in respect of any alteration or addition to the demised premises and will at all times indemnify and keep indemnified the Lessors against any breach non-performance or non-observance thereof and repay to the Lessors on demand any costs charges or expenses which may be incurred by the Lessors in respect of any such works or requirements Provided Always that if any acts things or works are required to be done or carried out in order to comply with this covenant the previous written approval of the Lessors to such work shall be obtained by the Lessee

                                    (b) The Lessee will produce to the Lessors
or the Lessors' Surveyor upon demand all such evidence as the Lessors may require in order to be satisfied that the provisions of this subclause (12) have been complied with

                           (13) The Lessee will not without the previous
approval of the Lessors in writing place or suffer to be placed on the exterior of the demised premises any sign placard poster advertisement plate notice flag banner or wireless or television mast or aerial or other thing and the Lessee will if it is a condition (inter alia) of such approval on the part of the Lessors as aforesaid comply with any directions given by the Lessors for insurance in connection therewith or reimburse the Lessors upon demand being made any additional premium payable by the Lessors therefor and the Lessee will not hand place or deposit or permit to be hung placed or deposited any goods articles or things for display sale or otherwise outside the demised premises or on any forecourt adjoining the demised premises or the said building without the written approval of the Lessors

                           (14) The Lessee will use the demised premises only as
a factory workshop or warehouse and for no other purposes whatsoever

                           (15) (a) The Lessee will not without the previous
consent in writing of the Lessor at any time during the said term put up erect make or maintain or suffer to be put up erected made or maintained on the demised premises or any part thereof any new building structure or erection or in any way annex the demised premises or any part thereof to any premises adjoining or make or permit or suffer to be made any change alteration addition or excavation whatsoever in or to the demised premises or the buildings at the time erected thereon or on any part thereof or in the design elevation or appearance of the demised premises

                                    (b) In the event of any breach of this
subclause (15)(a) then in addition to any other rights and powers available the Lessors shall be at liberty to remove restore or fill up as the case may be all such unauthorised buildings erections improvements changes alterations additions or excavations as may then and there be found and the cost of carrying out such work including any Solicitors' and Surveyors' fees incurred shall be repaid to the Lessors by the Lessee forthwith on demand

                           (16) The Lessee will not assign transfer charge
underlet or part with the possession or occupation of the whole or any part or parts of the premises without the consent of the Lessors such consent not to be unreasonably withheld any assignee entering into a direct covenant with the Lessors to observe and perform the provisions of this Lease

                           (17) The Lessee will permit the Lessor and his agents
at any time in the case of a proposed sale of the demised premises or of the said building subject to and with the benefit of this Lease or in the case of a proposed letting at any time within six calendar months before the end of the said term or during any holding over to enter the demised premises and to affix upon any suitable part thereof but so as not to obscure the windows of the demised premises a notice board for selling or letting the same (with or without any other premises) as the case may be and the Lessee will not remove or obscure the same and will at all times throughout the said term permit all prospective purchasers or tenants by order in writing of the Lessors or their Agents to view the demised premises at reasonable hours in the daytime without interruption

                           (18) The Lessee acknowledges that no warranty is
given or implied by the granting of these presents by the Lessors or otherwise that the use to which the Lessee proposes now or hereafter to put the demised premises nor any alterations or additions which the Lessee may now or hereafter desire to carry out will not require planning permission under planning law and the Lessee hereby further covenants to indemnify and keep indemnified the Lessor against any costs claims actions proceedings compensation demands or charges which may arise directly or indirectly under planning law in respect of the demised premises

                           (19) If the Lessee shall make default in effecting
payment to the Lessors forthwith on demand of any moneys becoming payable by the Lessee to the Lessors pursuant to any of the Lessee's covenants hereinbefore contained (other than pursuant to subclause (1) of this Clause) the amount owing may be recovered by the Lessors as liquidated damages together with interest thereon at a rate which shall be the equivalent of one pound per centum above the Bank of England's minimum lending rate for the time being in force (as well after as before any judgement) calculated from the date of demand until actual payment thereof by the Lessee

                           (20) The Lessee will not allow any encroachment to be
made or easement acquired under on or over the demised premises and in particular will not allow the right of access of light from or over the demised premises to any neighbouring property to be acquired (unless the Lessors shall have expressly consented thereto in writing) and if (in the absence of such consent) any encroachment or easement shall be made or threatened to be made or if any window or opening shall be opened made or threatened to be opened or made in any neighbouring property which if not obstructed might by lapse of time confer the right to such access of light on the owner of any neighbouring property will forthwith give notice thereof to the Lessors and permit the Lessors and their servants to enter upon the demised premises to inspect the same and will if so requested by the Lessors at their cost do all such things as may be proper for the purpose of preventing the making of such encroachment or the acquisition of such easement or right including where necessary the making and maintaining of a hoarding for the purpose of preventing the access of light to such window or opening and further if the Lessee shall omit or neglect to do all such things as aforesaid at the earliest possible time it shall be lawful for the Lessors their servants and workmen to enter upon the demised premises and to do the same

                           (21)     The Lessee will immediately upon receipt of

                                    (a) a proposal for alteration of the
Valuation List under the Local Government Act 1948 (or any amendment or re-enactment thereof for the time being in force) in respect of the demised premises

                                    (b) any notice or communication from any
local authority or other body or authority indicating the intention compulsorily to acquire any interest in the demised premises or any part thereof or the said building or

                                    (c) any notice or proposal beneficially or
detrimentally affecting the demised premises send a copy of such proposal notice or communication to the

Lessors and will if so requested by the Lessors joint with the Lessors in opposing any such alteration of valuation or compulsory acquisition or detrimental proposal

                           (22) The Lessee will in all respects comply with all
the provisions of the Factory Town and Country Planning and Public Health Acts the Clean Air Act 1956 and the Rivers (Prevention of Pollution) Act 1951

                           (23) The Lessee will take such measures as may be
necessary to ensure that any effluent discharged into the drains and sewers which belong to or are used by the demised premises in common with other premises will not be corrosive or in any way harmful to the said drains or sewers or cause any obstruction or deposit therein and will not discharge or allow to be discharged any solid matter from the demised premises into the drains or sewers as aforesaid

                           (24) The Lessee will not without the consent in
writing of the Lessors suspend any weight from the roof or roof trusses or use the roof trusses of any building part of the demised premises for the storage of goods or place or permit or suffer to be placed any weight thereon or permit any person or persons to enter thereon save with a view to the execution of necessary repairs and then only in such manner as to subject the roof and roof trusses to the least possible strain

                           (25) The Lessee will not at any time during the said
term cause any obstruction in such parts of the estate as are used by the Lessee in common with the Lessors or any other person similarly entitled and in particular but without prejudice to the generality of the foregoing provision in relation to the right of access as aforesaid provided that any obstruction caused for the purposes of loading or unloading shall not be deemed to be a breach of this sub-clause

                           (26) The Lessee will not cause any detriment to the
amenity of any dwelling in the locality by reason of noise vibration smell fumes smoke soot as dust or grit and will as long as the road coloured brown on the said plan remains a private road not allow vehicles belonging to them or used by any person in their employ to be parked or left unoccupied on any part of the road coloured brown

                  3. THE Lessors hereby covenant with the Lessee that the Lessors will at all times during the said term (unless such insurance shall be vitiated by any act neglect default or omission of the Lessee) insure the demised premises and keep insured the windows and glass lights of the demised premises against the usual risks of destruction and damage in the full value thereof and the demised premises against loss damage by fire and in peacetime by aircraft and articles dropped therefrom in the full reinstatement cost with some insurance office or offices of reputed or at Lloyd's and the Lessors will punctually pay all premiums for effecting and maintaining such insurance and will produce such policies and the last premium receipts for inspection by the Lessee whenever reasonably required and the Lessors will apply all money received under the respective policies in reinstatement of such plate glass or lights and in the case of destruction or damage by fire or in peacetime by aircraft or articles dropped therefrom to the demised premises the Lessors will as soon as practicable cause all money received in respect of such insurance (other than in respect of rent and fees) to be forthwith laid out in reinstating the demised premises

                  4. PROVIDED Always and it is hereby agreed and declared as follows:

                           (1) That the provisions of Section 196 of the Law of
Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply to any notice under this Lease

                           (2) That the Lessee paying the rent hereby reserved
and performing the several covenants conditions and agreements herein contained and on the part of the Lessee to be performed and observed shall and may peaceably and quietly hold and enjoy the demised premises during the said term without any lawful interruption or disturbance from or by the Lessors or any person or persons lawfully claiming under or in trust for the Lessors

                           (3) That if and whenever the rent hereby reserved or
any part thereof shall be in arrear for twenty one days after the same shall have become due (whether any legal demand therefor shall have been made or not) or if and whenever the Lessee shall fail or neglect to perform or observe any of the covenants conditions or agreements herein contained and on the part of the Lessee to be performed or observed or if the Lessee or any one or more of them (being individuals) shall become bankrupt or if the Lessee or any one or more of them for the time being shall enter into an arrangement or composition for the benefit of the Lessee's creditors or shall suffer any distress or execution to be levied on the Lessee's goods or (being a Limited Company) shall go into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation of a solvent company) or have a Receiver appointed or its undertaking then and in any of the said cases it shall be lawful for the Lessors at any time thereafter and notwithstanding the waiver of any previous right of re-entry to re-enter into and upon the demised premises or any part thereof in the name of the whole and thereupon the said term shall absolutely cease and determine but without prejudice to any rights or remedies which may then have accrued to either party against the other in respect of any antecedent breach of any of the covenants herein contained

                           (4) That in case the demised premises or any part
thereof shall at any time be destroyed or so damaged by fire or in peacetime by aircraft or articles dropped therefrom or by any other insured risk as to be unfit for occupation or use then and in any such case (unless the insurance of the demised premises shall have been vitiated by the act neglect default or omission of the Lessee or either of them or unless the destruction or damage shall be outside the cover given by the insurance which by Clause 3(l) hereof the Lessors covenant to maintain) the rent hereby reserved or a fair and just proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion to be determined by the Surveyor of the Lessors whose decision shall be final and binding) shall be suspended and cease to be payable until the demised premises shall have been reinstated

                  5. (1) THE Lessors may from time to time give notice in writing to the Lessee in accordance with the provisions of this Clause requiring the rent payable hereunder to be reviewed

                           (2) Such a notice may be given at any time not more
than twelve nor less than six months before the commencement of each or any of the following years of the said term that is to say the fourth eighth twelfth and sixteenth years thereof but not at any other time and from and after the giving of any such notice the following provisions of this Clause shall take effect for the purpose of reviewing the rent payable hereunder in accordance with such notice and in such provisions the expression "the material date" shall be construed as meaning the end of the year of the said term during which such notice is given

                           (3) If the Lessors and the Lessee shall reach
agreement as to the amount of the increased rent such agreement shall be reduced to writing and a memorandum thereof endorsed on these presents

                           (4) If such agreement is not reached within eight
weeks of the service of such notice the Lessors may make written application to the President for the time being of the Royal Institution of Chartered Surveyors to appoint a valuer to certify in writing (as an expert and not as an arbitrator) what in his opinion is the full yearly rack rent of the premises comprised in and demised by this Lease on the basis hereinafter mentioned and the Lessors and the Lessee respectively will if required furnish such valuer with all such facilities for inspection and with all such other information and facilities as the valuer may reasonably require

                           (5) The full yearly rack rent is that which would be
obtainable as from the material date if this Lease were not then subsisting upon a letting with vacant possession of the demised premises for the then residue of the term hereby granted and on the basis that the Lessee would be obliged to perform and observe the covenants and conditions on the part of the Lessee herein covenanted to be performed and observed by the Lessee and disregarding the value of any goodwill attaching to any part of the demised premises by reason of any trade or business carried on thereon

                           (6) If the full yearly rack rent so agreed or
certified by the said valuer shall be greater than the rent hereinbefore reserved and payable immediately before the material date then as from the material date this Lease shall have effect as if the yearly rent so agreed or certified were the rent reserved by Clause 1 hereof but if the full yearly rack rent so agreed or certified is the same as or less than the yearly rent hereby reserved and payable immediately before the material date the yearly rent hereby reserved shall be unchanged

                           (7) The certificate of the said valuer shall be final
and binding on the Lessors and the Lessee respectively and each party shall bear its own costs in respect of the foregoing matters and a moiety of the fees of the said valuer

                  6. (1) THE expression "the Lessors" shall where the context so admits include the reversioner for the time being expectant on the determination of the term hereby granted

                           (2) The expression "the demised premises" shall where
the context so admits include the appurtenances thereof and any other building at any time erected thereon and all additions and alterations from time to time during the term hereby granted made thereto and all landlords' fixtures and fittings from time to time therein and thereon

                           (3) The expression "the neighbouring property" shall
where the context so admits include any land or buildings thereon (whether already or hereafter to be erected) which are capable of enjoying any of the easements rights or other privileges over the demised premises which are in these presents conferred thereon or reserved in respect thereof whether or not such land or buildings now or hereafter belong to the Lessors or any other person and whether the same are contiguous adjoining adjacent opposite or near to the demised premises

                           (4) The expression "the said term" shall where the
context so admits include not only the term hereby granted but also the period of any holding over or of any extension thereof whether by statute or at common law.

                  7. THE surety in consideration of the demise hereinbefore contained having been made at his request hereby covenants with the Lessors that the Lessee will pay the rent hereby reserved on the days and in manner aforesaid and will perform and observe all the Lessee's covenants hereinbefore contained and that in case of default in such payment of rent or in the performance or observance of such covenants as aforesaid the surety will pay and make good to the Lessors on demand all losses damages costs and expenses thereby arising or incurred by the Lessors PROVIDED ALWAYS and it is hereby agreed that any neglect or forbearance of the Lessors in endeavouring to obtain payment of the rent hereby reserved when the same becomes payable or to enforce performance of the several stipulations herein on the Lessee's part contained and any time which may be given to the tenant by the Lessors shall not release or exonerate or in any way affect the liability of the surety under this covenant PROVIDED FURTHER that in the event of an assignment of the whole of the premises demised by this Lease the Lessors will upon production of satisfactory references accept an alternative Surety in lieu of the said Malcolm James McLean and shall if required execute an appropriate Deed acknowledging the extinguishment of any obligations on his part under the terms of this Lease.

IN WITNESS whereof the Lessors and Surety have set their hands and seals and the Lessee has caused its Common Seal to be hereunto affixed the day and year first before written.


SIGNED SEALED and DELIVERED by     )
ALAN BRECK ROBERTSON in the        )        /s/ A.B. Robertson
                                            -----------------------------------
presence of:                       )


/s/ Witness
-----------------------------------
Solicitor, Thame, Oxford

SIGNED SEALED and DELIVERED by     )
MAVIS ROBERTSON in the presence of:)        /s/ M. Robertson
                                            -----------------------------------
                                   )

/s/ Witness
-----------------------------------
Solicitor, Thame, Oxford

BY THIS MEMORANDUM dated the 28th day of January 1986 it is desired to record that it has been agreed that the rent payable under a Lease dated 2nd December 1977 and made between Alan Breck Robertson and Mavis Robertson (1) and Robertson Engineering (Thame) Limited (2) and Malcolm James McLean (3) shall from 25th December 1985 be the yearly sum of Fifteen Thousand Five Hundred Pounds ((pound)l5,500.00)

The Lease is now vested in Intest Limited



                                              Signed /s/ A.B. Robertson
                                                     --------------------------
                                                       (A. B. Robertson)


                                              Signed /s/ M. Robertson
                                                     --------------------------
                                                       (M. Robertson)

                                                     ADDENDUM

                  At a meeting held between the lessors and lessees at 54/55 Rabans Close, Aylesbury, Bucks on Friday, 24th July, 1981, it was unanimously agreed as follows:

                  That:

                  for the avoidance of any doubt, and to achieve the original intentions of both parties at the date on which the lease was signed, the notice of variation of rent under clause 5 of the lease dated 2nd day of December 1977 between Mr. A.B. Robertson Mrs. M. Robertson of the one part and Robertson Engineering (Thame) Ltd. of the other part shall be varied as follows:

                  Notice of proposed rent increase shall be given between the following dates:

                  lst January and 30th June 1981
                  lst January and 30th June 1985
                  lst January and 30th June 1989
                  lst January and 30th June 1993

                  and that any agreed revised rentals be payable on and from the following dates:

                  25th December 1981
                  25th December 1985
                  25th December 1989
                  25th December 1993

                  It was further agreed that this notice shall be affixed to and be deemed to form part of the aforementioned lease and that the failure of the lessor to give notice of an intended rent increase as from 25th December 1981 within the stipulated period be ignored for this rent increase period only.

Signed by:                                    Signed for:
                                              Robertson Engineering (Thame) Ltd.

/s/ A.B. Robertson                            /s/ M.J. McLean
Alan Breck Robertson                          M.J. McLean,
                                              Chairman

/s/ M. Robertson                              /s/ A.S. Chidgey
Mrs. Mavis Robertson                          A.S. Chidgey,
                                              Secretary

in the presence of:

Name:  /s/ D.W.
Address:  National Westminster Bank Limited
                                                                 24th July 1981
Occupation:  Bank Official

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